Allstate Life Insurance Company
               Allstate Life Insurance Company Separate Account A

                       Supplement, dated October 15, 2003
                                     to the
                          Prospectii, dated May 1, 2003
               for the Putnam Allstate Advisor Variable Annuities
           (Advisor, Advisor Plus, Advisor Preferred and Advisor Apex)


This supplement amends the May 1, 2003 prospectii for the Putnam Allstate Advisor variable annuity contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Retirement Income Guarantee Riders will no longer be offered. If you add a Retirement Income Guarantee Rider to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Retirement Income Guarantee Riders are updated accordingly.